                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-08459
                    -----------------------------------------

                  CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                               J. Kevin Gao, Esq.
                  Credit Suisse International Focus Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: October 31

Date of reporting period: November 1, 2003 to October 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

CREDIT SUISSE FUNDS

ANNUAL REPORT

OCTOBER 31, 2004


- CREDIT SUISSE
  INTERNATIONAL FOCUS FUND


The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the PROSPECTUS, which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3140. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

INVESTORS IN THE CREDIT SUISSE FUNDS SHOULD BE AWARE THAT THEY MAY BE ELIGIBLE TO PURCHASE COMMON CLASS AND/OR ADVISOR CLASS SHARES (WHERE OFFERED) DIRECTLY OR THROUGH CERTAIN INTERMEDIARIES. SUCH SHARES ARE NOT SUBJECT TO A SALES CHARGE BUT MAY BE SUBJECT TO AN ONGOING SERVICE AND DISTRIBUTION FEE OF UP TO 0.50% OF AVERAGE DAILY NET ASSETS. INVESTORS IN THE CREDIT SUISSE FUNDS SHOULD ALSO BE AWARE THAT THEY MAY BE ELIGIBLE FOR A REDUCTION OR WAIVER OF THE SALES CHARGE WITH RESPECT TO CLASS A, B OR C SHARES. FOR MORE INFORMATION, PLEASE REVIEW THE RELEVANT PROSPECTUSES OR CONSULT YOUR FINANCIAL REPRESENTATIVE.

THE VIEWS OF THE FUND'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE FUND HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF OCTOBER 31, 2004; THESE VIEWS AND FUND HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

CREDIT SUISSE INTERNATIONAL FOCUS FUND
ANNUAL INVESTMENT ADVISER'S REPORT
October 31, 2004 (unaudited)

                                                               November 29, 2004

Dear Shareholder:

PERFORMANCE SUMMARY
11/01/03 - 10/31/04

SHARE CLASS/BENCHMARK                                          PERFORMANCE
Common(1)                                                      12.77%
Advisor(1)                                                     12.04%
Class A(1)                                                     12.40%
Class B(1)                                                     11.57%
Class C(1)                                                     11.62%
Morgan Stanley Capital International EAFE Index(2)             19.27%

Performance for the Fund's Class A, Class B and Class C shares is without the maximum sales charge of 5.75%, 4.00% and 1.00% respectively.(3)

MARKET OVERVIEW: POSITIVE BUT CHOPPY YEAR FOR GLOBAL EQUITIES

   The period was volatile but ultimately positive for equity markets around the world. Stocks continued a rally begun in March 2004 on hopes that a reviving US economy would support growth globally. Japan led the markets forward and then led April's retreat as fears of rising US interest rates, worries that China's strong growth would be reined in and renewed geopolitical concerns curbed investor enthusiasm.

   International stocks renewed their climb in the second half of the year, although the floor dropped in July under the strain of continued geopolitical uncertainty, high oil prices and a short lived spike in the US dollar. Emerging markets had a very strong run over the final three months of the period, with Latin America in particular posting strong gains. For dollar-based investors, a strengthening in major currencies vs. the US dollar enhanced returns.

STRATEGIC REVIEW: JAPAN DRAGS DOWN EUROPEAN, TELECOM OUTPERFORMANCE

   The Fund participated in the global rally but underperformed its benchmark due to its Japanese holdings. Selected via our bottom-up research process, these holdings were industrial and technology exporters that we believed might benefit from an improving global economy -- however the stocks performed poorly in the period. The Fund's European holdings modestly outperformed as a group, buoyed by strong relative stock selection in Germany. The Fund's telecommunications holdings (especially within Latin America) aided its performance, as did its consumer staples holdings in general.

OUTLOOK: INTERNATIONAL OPPORTUNITIES GROW AS FOREIGN CURRENCIES GAIN

   While we are currently underweight in Japan, we feel valuations have become more attractive and we are looking to increase our exposure there, specifically within more domestically focused sectors. Developments in China have been encouraging in our view.

   The Chinese government has taken positive steps to cool its overheated economy by raising interest rates. We believe this may present new buying opportunities there, although high commodity prices remain a concern. Our European outlook is cautious in the short term. European stocks have enjoyed a strong rally in recent months and we believe valuations may be stretched in light of more recent mixed economic data.

   We expect weakness in the US dollar to be an issue for international investors in the coming months. While appreciating local currencies can be a boon for dollar-based investors (such as investors in this Portfolio), it's a mixed bag for many global companies that rely on export revenue from products slated for US consumption. Looking ahead, we believe that the quality and consistency of earnings will likely be drivers of stock performance. In that context, we will continue to adhere to our discipline, focusing on what we believe to be profitable companies with sustainable earnings growth potential.

The Credit Suisse International Equity Team

Nancy Nierman
Anne S. Budlong
Emily Alejos
Harry M. Jaffe
Chris Matyszewski

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THE FUND'S 15 LARGEST HOLDINGS MAY ACCOUNT FOR 40% OR MORE OF THE FUND'S ASSETS. AS A RESULT OF THIS STRATEGY, THE FUND MAY BE SUBJECT TO GREATER VOLATILITY THAN A FUND THAT INVESTS IN A LARGER NUMBER OF ISSUERS.

   IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
        CREDIT SUISSE INTERNATIONAL FOCUS FUND(1) COMMON CLASS SHARES AND
                THE MSCI EAFE INDEX(2) FROM INCEPTION (3/31/97).

                    CREDIT SUISSE INTERNATIONAL
                    FOCUS FUND(1) -- COMMON CLASS     MSCI EAFE INDEX(2)
 3/31/1997                               $ 10,000               $ 10,000
 4/30/1997                               $ 10,210               $ 10,055
 5/31/1997                               $ 11,070               $ 10,712
 6/30/1997                               $ 11,630               $ 11,306
 7/31/1997                               $ 12,310               $ 11,491
 8/31/1997                               $ 11,540               $ 10,635
 9/30/1997                               $ 12,120               $ 11,233
10/31/1997                               $ 11,060               $ 10,372
11/30/1997                               $ 10,650               $ 10,269
12/31/1997                               $ 10,450               $ 10,361
 1/31/1998                               $ 10,702               $ 10,837
 2/28/1998                               $ 11,509               $ 11,535
 3/31/1998                               $ 12,359               $ 11,893
 4/30/1998                               $ 12,726               $ 11,989
 5/31/1998                               $ 12,884               $ 11,934
 6/30/1998                               $ 12,601               $ 12,027
 7/31/1998                               $ 12,768               $ 12,152
 8/31/1998                               $ 11,195               $ 10,649
 9/30/1998                               $ 10,702               $ 10,325
10/31/1998                               $ 11,310               $ 11,404
11/30/1998                               $ 11,929               $ 11,991
12/31/1998                               $ 12,116               $ 12,467
 1/31/1999                               $ 12,169               $ 12,433
 2/28/1999                               $ 11,808               $ 12,140
 3/31/1999                               $ 12,349               $ 12,650
 4/30/1999                               $ 12,889               $ 13,165
 5/31/1999                               $ 12,317               $ 12,490
 6/30/1999                               $ 13,377               $ 12,980
 7/31/1999                               $ 14,447               $ 13,369
 8/31/1999                               $ 14,755               $ 13,420
 9/30/1999                               $ 15,062               $ 13,558
10/31/1999                               $ 15,666               $ 14,069
11/30/1999                               $ 17,362               $ 14,561
12/31/1999                               $ 19,703               $ 15,871
 1/31/2000                               $ 18,606               $ 14,865
 2/29/2000                               $ 20,241               $ 15,268
 3/31/2000                               $ 19,572               $ 15,863
 4/30/2000                               $ 18,409               $ 15,031
 5/31/2000                               $ 17,784               $ 14,667
 6/30/2000                               $ 18,672               $ 15,244
 7/31/2000                               $ 18,288               $ 14,608
 8/31/2000                               $ 18,661               $ 14,738
 9/30/2000                               $ 17,476               $ 14,023
10/31/2000                               $ 16,434               $ 13,694
11/30/2000                               $ 15,655               $ 13,184
12/31/2000                               $ 16,480               $ 13,655
 1/31/2001                               $ 16,507               $ 13,649
 2/28/2001                               $ 15,123               $ 12,627
 3/31/2001                               $ 14,096               $ 11,791
 4/30/2001                               $ 15,097               $ 12,618
 5/31/2001                               $ 14,715               $ 12,182
 6/30/2001                               $ 14,491               $ 11,689
 7/31/2001                               $ 14,320               $ 11,477
 8/31/2001                               $ 13,951               $ 11,189
 9/30/2001                               $ 12,370               $ 10,058
10/31/2001                               $ 12,633               $ 10,315
11/30/2001                               $ 12,871               $ 10,696
12/31/2001                               $ 13,045               $ 10,760
 1/31/2002                               $ 12,808               $ 10,189
 2/28/2002                               $ 12,834               $ 10,261
 3/31/2002                               $ 13,625               $ 10,821
 4/30/2002                               $ 13,573               $ 10,899
 5/31/2002                               $ 13,560               $ 11,047
 6/30/2002                               $ 12,992               $ 10,612
 7/31/2002                               $ 11,594               $  9,565
 8/31/2002                               $ 11,621               $  9,545
 9/30/2002                               $ 10,196               $  8,523
10/31/2002                               $ 10,631               $  8,981
11/30/2002                               $ 10,974               $  9,390
12/31/2002                               $ 10,613               $  9,075
 1/31/2003                               $ 10,228               $  8,697
 2/28/2003                               $ 10,043               $  8,498
 3/31/2003                               $  9,817               $  8,338
 4/30/2003                               $ 10,838               $  9,164
 5/31/2003                               $ 11,356               $  9,728
 6/30/2003                               $ 11,648               $  9,969
 7/31/2003                               $ 11,900               $ 10,212
 8/31/2003                               $ 12,338               $ 10,460
 9/30/2003                               $ 12,338               $ 10,785
10/31/2003                               $ 13,187               $ 11,457
11/30/2003                               $ 13,253               $ 11,714
12/31/2003                               $ 14,162               $ 12,629
 1/31/2004                               $ 14,362               $ 12,809
 2/29/2004                               $ 14,483               $ 13,107
 3/31/2004                               $ 14,603               $ 13,186
 4/30/2004                               $ 14,121               $ 12,899
 5/31/2004                               $ 14,162               $ 12,954
 6/30/2004                               $ 14,349               $ 13,244
 7/31/2004                               $ 13,908               $ 12,816
 8/31/2004                               $ 14,041               $ 12,875
 9/30/2004                               $ 14,282               $ 13,214
10/31/2004                               $ 14,870               $ 13,665

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
       CREDIT SUISSE INTERNATIONAL FOCUS FUND(1) ADVISOR CLASS SHARES AND
                THE MSCI EAFE INDEX(2) FROM INCEPTION (12/24/01).

                   CREDIT SUISSE INTERNATIONAL                 MSCI EAFE
                   FOCUS FUND(1) -- ADVISOR CLASS               INDEX(2)
12/31/2001                               $ 10,000               $ 10,000
 1/31/2002                               $ 10,041               $  9,469
 2/28/2002                               $ 10,062               $  9,536
 3/31/2002                               $ 10,672               $ 10,057
 4/30/2002                               $ 10,631               $ 10,130
 5/31/2002                               $ 10,610               $ 10,267
 6/30/2002                               $ 10,165               $  9,862
 7/31/2002                               $  9,069               $  8,889
 8/31/2002                               $  9,080               $  8,871
 9/30/2002                               $  7,973               $  7,921
10/31/2002                               $  8,304               $  8,347
11/30/2002                               $  8,563               $  8,727
12/31/2002                               $  8,289               $  8,434
 1/31/2003                               $  7,978               $  8,083
 2/28/2003                               $  7,823               $  7,898
 3/31/2003                               $  7,647               $  7,749
 4/30/2003                               $  8,444               $  8,517
 5/31/2003                               $  8,837               $  9,041
 6/30/2003                               $  9,065               $  9,265
 7/31/2003                               $  9,262               $  9,491
 8/31/2003                               $  9,593               $  9,721
 9/30/2003                               $  9,582               $ 10,023
10/31/2003                               $ 10,255               $ 10,648
11/30/2003                               $ 10,296               $ 10,887
12/31/2003                               $ 11,001               $ 11,738
 1/31/2004                               $ 11,136               $ 11,904
 2/29/2004                               $ 11,230               $ 12,181
 3/31/2004                               $ 11,323               $ 12,255
 4/30/2004                               $ 10,939               $ 11,988
 5/31/2004                               $ 10,970               $ 12,040
 6/30/2004                               $ 11,115               $ 12,308
 7/31/2004                               $ 10,762               $ 11,911
 8/31/2004                               $ 10,866               $ 11,966
 9/30/2004                               $ 11,053               $ 12,280
10/31/2004                               $ 11,489               $ 12,700

[CHART]

           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
 CREDIT SUISSE INTERNATIONAL FOCUS FUND(1) CLASS A SHARES(3), CLASS B SHARES(3)
  AND CLASS C SHARES(3), AND THE MSCI EAFE INDEX(2) FROM INCEPTION (11/30/01).

                                              CREDIT SUISSE INTERNATIONAL         CREDIT SUISSE INTERNATIONAL
                CREDIT SUISSE INTERNATIONAL   FOCUS FUND(1) -- CLASS B(3)         FOCUS FUND(1) -- CLASS C(3)
                FOCUS FUND(1) -- CLASS A(3)   (WITH MAXIMUM CONTINGENT DEFERRED   (WITH MAXIMUM CONTINGENT
                (WITH MAXIMUM SALES CHARGE)   SALES CHARGE)                       DEFERRED SALES CHARGE)        MSCI EAFE INDEX(2)
11/30/2001                         $  9,425                            $ 10,000                      $ 10,000             $ 10,000
12/31/2001                         $  9,546                            $ 10,126                      $ 10,126             $ 10,060
 1/31/2002                         $  9,373                            $  9,983                      $  9,932             $  9,526
 2/28/2002                         $  9,382                            $  9,993                      $  9,942             $  9,593
 3/31/2002                         $  9,961                            $ 10,597                      $ 10,546             $ 10,117
 4/30/2002                         $  9,923                            $ 10,556                      $ 10,505             $ 10,190
 5/31/2002                         $  9,932                            $ 10,536                      $ 10,485             $ 10,328
 6/30/2002                         $  9,517                            $ 10,085                      $ 10,034             $  9,921
 7/31/2002                         $  8,494                            $  8,990                      $  8,949             $  8,942
 8/31/2002                         $  8,513                            $  9,000                      $  8,959             $  8,924
 9/30/2002                         $  7,471                            $  7,894                      $  7,863             $  7,968
10/31/2002                         $  7,790                            $  8,222                      $  8,191             $  8,397
11/30/2002                         $  8,031                            $  8,478                      $  8,447             $  8,779
12/31/2002                         $  7,772                            $  8,194                      $  8,153             $  8,485
 1/31/2003                         $  7,482                            $  7,876                      $  7,846             $  8,131
 2/28/2003                         $  7,337                            $  7,733                      $  7,702             $  7,945
 3/31/2003                         $  7,172                            $  7,549                      $  7,518             $  7,795
 4/30/2003                         $  7,937                            $  8,337                      $  8,296             $  8,568
 5/31/2003                         $  8,314                            $  8,726                      $  8,685             $  9,095
 6/30/2003                         $  8,527                            $  8,941                      $  8,901             $  9,320
 7/31/2003                         $  8,711                            $  9,126                      $  9,085             $  9,547
 8/31/2003                         $  9,021                            $  9,454                      $  9,413             $  9,779
 9/30/2003                         $  9,021                            $  9,443                      $  9,402             $ 10,083
10/31/2003                         $  9,650                            $ 10,089                      $ 10,048             $ 10,712
11/30/2003                         $  9,689                            $ 10,130                      $ 10,089             $ 10,951
12/31/2003                         $ 10,359                            $ 10,816                      $ 10,775             $ 11,808
 1/31/2004                         $ 10,496                            $ 10,949                      $ 10,908             $ 11,975
 2/29/2004                         $ 10,583                            $ 11,041                      $ 11,000             $ 12,254
 3/31/2004                         $ 10,661                            $ 11,123                      $ 11,072             $ 12,328
 4/30/2004                         $ 10,311                            $ 10,744                      $ 10,703             $ 12,059
 5/31/2004                         $ 10,350                            $ 10,775                      $ 10,734             $ 12,111
 6/30/2004                         $ 10,476                            $ 10,908                      $ 10,857             $ 12,382
 7/31/2004                         $ 10,155                            $ 10,560                      $ 10,519             $ 11,982
 8/31/2004                         $ 10,243                            $ 10,652                      $ 10,611             $ 12,037
 9/30/2004                         $ 10,428                            $ 10,826                      $ 10,785             $ 12,354
10/31/2004                         $ 10,846                            $ 11,256                      $ 11,215             $ 12,776

               AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2004(1)

                                                                          SINCE
                                                  1 YEAR     5 YEARS    INCEPTION
                                                  ------     -------    ---------
Common Class                                       15.76%      (1.06)%     4.87%
Advisor Class                                      15.35%         --       3.68%
Class A Without Sales Charge                       15.59%         --       3.64%
Class A With Maximum Sales Charge                   8.93%         --       1.49%
Class B Without CDSC                               14.64%         --       2.84%
Class B With Maximum CDSC                          10.64%         --       2.16%
Class C Without CDSC                               14.71%         --       2.70%
Class C With Maximum CDSC                          13.71%         --       2.70%

                AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2004(1)

                                                                          SINCE
                                                  1 YEAR     5 YEARS    INCEPTION
                                                  ------     -------    ---------
Common Class                                       12.77%      (1.04)%     5.37%
Advisor Class                                      12.04%         --       4.98%
Class A Without Sales Charge                       12.40%         --       4.94%
Class A With Maximum Sales Charge                   5.92%         --       2.82%
Class B Without CDSC                               11.57%         --       4.13%
Class B With Maximum CDSC                           7.57%         --       3.50%
Class C Without CDSC                               11.62%         --       4.00%
Class C With Maximum CDSC                          10.62%         --       4.00%

   RETURNS REPRESENT PAST PERFORMANCE AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. THE CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE LESS THAN ORIGINAL COST. THE PERFORMANCE RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END IS AVAILABLE AT www.csam.com/us.

----------
(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.
(2)  The Morgan Stanley Capital International EAFE Index (Europe, Australia, Far
     East) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the US and Canada. It is the exclusive property of Morgan Stanley Capital International, Inc. Investors cannot invest directly in an index.
(3) Total return for Class A shares for the reporting period, based on offering price (with maximum sales charge of 5.75%), was 5.92%. Total return for Class B shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 4%), was 7.57%. Total return for Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1%), was 10.62%.

INFORMATION ABOUT YOUR FUND'S EXPENSES

   As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2004.

   The table illustrates your Fund's expenses in two ways:

   - ACTUAL FUND RETURN. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

   - HYPOTHETICAL 5% FUND RETURN. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

   Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

    EXPENSES AND VALUE OF A $1,000 INVESTMENT FOR THE SIX-MONTH PERIOD ENDED
                                OCTOBER 31, 2004

                                      COMMON     ADVISOR
                                       CLASS      CLASS     CLASS A  CLASS B   CLASS C
                                      -------    -------    -------  -------   -------
ACTUAL FUND RETURN
Beginning Account
  Value 4/30/04                       $ 1,000    $ 1,000    $ 1,000  $ 1,000   $ 1,000
Ending Account
  Value 10/31/04                      $ 1,053    $ 1,050    $ 1,052  $ 1,048   $ 1,048
Expenses Paid per $1,000*             $  8.26    $ 10.82    $  9.54  $ 13.38   $ 13.38

HYPOTHETICAL 5% FUND RETURN
Beginning Account
  Value 4/30/04                       $ 1,000    $ 1,000    $ 1,000  $ 1,000   $ 1,000
Ending Account
  Value 10/31/04                      $ 1,025    $ 1,025    $ 1,025  $ 1,025   $ 1,025
Expenses Paid per $1,000*             $  8.14    $ 10.69    $  9.42  $ 13.23   $ 13.23

                                      COMMON     ADVISOR
                                       CLASS      CLASS     CLASS A  CLASS B   CLASS C
                                      -------    -------    -------  -------   -------
ANNUALIZED EXPENSE RATIOS*
                                         1.60%      2.10%      1.85%    2.60%     2.60%

----------
* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO FOR EACH SHARE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF YEAR PERIOD, THEN DIVIDED BY 366.

     THE "EXPENSES PAID PER $1,000" AND THE "ANNUALIZED EXPENSE RATIOS" IN THE TABLES ARE BASED ON ACTUAL EXPENSES PAID BY THE FUND DURING THE PERIOD, NET OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS. IF THOSE FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS HAD NOT BEEN IN EFFECT, THE FUND'S ACTUAL EXPENSES WOULD HAVE BEEN HIGHER.

For more information, please refer to the Fund's prospectus.

[CHART]

SECTOR BREAKDOWN*

Financials                     27.9%
Industrials                    18.9%
Consumer Staples               10.9%
Consumer Discretionary         10.8%
Energy                          7.7%
Health Care                     6.8%
Telecommunication Services      4.9%
Information Technology          4.4%
Utilities                       3.4%
Materials                       2.9%
Other Assets                    1.4%

----------
* The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

CREDIT SUISSE INTERNATIONAL FOCUS FUND
SCHEDULE OF INVESTMENTS
October 31, 2004

                                                                           NUMBER OF
                                                                             SHARES           VALUE
                                                                         --------------   --------------
COMMON STOCKS (96.7%)
BELGIUM (1.6%)
BEVERAGES (1.6%)
    InBev                                                                       112,930   $    4,013,169
                                                                                          --------------
TOTAL BELGIUM                                                                                  4,013,169
                                                                                          --------------
CHINA (0.5%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
    China Telecom Corporation, Ltd. ADR~                                         37,090        1,188,364
                                                                                          --------------
TOTAL CHINA                                                                                    1,188,364
                                                                                          --------------
FINLAND (1.0%)
PAPER & FOREST PRODUCTS (1.0%)
    Stora Enso Oyj                                                              180,210        2,564,738
                                                                                          --------------
TOTAL FINLAND                                                                                  2,564,738
                                                                                          --------------
FRANCE (13.1%)
AUTOMOBILES (1.8%)
    Renault SA~                                                                  53,420        4,471,318
                                                                                          --------------
BANKS (3.0%)
    BNP Paribas SA~                                                              64,527        4,394,919
    Credit Agricole SA*                                                         110,519        3,240,871
                                                                                          --------------
                                                                                               7,635,790
                                                                                          --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.2%)
    France Telecom SA~                                                          191,174        5,481,294
                                                                                          --------------
INSURANCE (2.4%)
    Axa~                                                                        276,320        5,960,143
                                                                                          --------------
MEDIA (2.0%)
    Lagardere S.C.A.~                                                            80,113        5,173,707
                                                                                          --------------
TEXTILES & APPAREL (1.7%)
    LVMH Moet Hennessy Louis Vuitton SA~                                         62,140        4,259,895
                                                                                          --------------
TOTAL FRANCE                                                                                  32,982,147
                                                                                          --------------
GERMANY (5.5%)
BANKS (1.7%)
    Bayerische Hypo-und Vereinsbank AG*                                         214,160        4,191,165
                                                                                          --------------
ELECTRIC UTILITIES (2.3%)
    E.ON AG                                                                      71,817        5,837,113
                                                                                          --------------
ELECTRICAL EQUIPMENT (1.0%)
    Siemens AG~                                                                  33,750        2,511,398
                                                                                          --------------
MACHINERY (0.5%)
    MAN AG*                                                                      37,425        1,294,320
                                                                                          --------------
TOTAL GERMANY                                                                                 13,833,996
                                                                                          --------------

                 See Accompanying Notes to Financial Statements.

                                                                           NUMBER OF
                                                                             SHARES           VALUE
                                                                         --------------   --------------
COMMON STOCKS
HONG KONG (1.2%)
REAL ESTATE (1.2%)
    Sun Hung Kai Properties, Ltd.                                               327,000   $    3,026,738
                                                                                          --------------
TOTAL HONG KONG                                                                                3,026,738
                                                                                          --------------
ITALY (5.9%)
BANKS (2.3%)
    SanPaolo IMI SpA~                                                           467,620        5,924,073
                                                                                          --------------
ELECTRIC UTILITIES (1.1%)
    Enel SpA*                                                                   294,265        2,657,241
                                                                                          --------------
OIL & GAS (2.5%)
    Eni SpA*~                                                                   274,990        6,273,197
                                                                                          --------------
TOTAL ITALY                                                                                   14,854,511
                                                                                          --------------
JAPAN (19.0%)
AUTO COMPONENTS (1.8%)
    Bridgestone Corp.                                                           137,000        2,477,979
    Stanley Electric Company, Ltd.~                                             131,800        2,030,283
                                                                                          --------------
                                                                                               4,508,262
                                                                                          --------------
BANKS (1.9%)
    Bank of Yokohama, Ltd.                                                      806,000        4,805,377
                                                                                          --------------
CHEMICALS (1.3%)
    Kuraray Company, Ltd.                                                       419,000        3,267,888
                                                                                          --------------
DIVERSIFIED FINANCIALS (2.6%)
    Nikko Cordial Corp.                                                         553,000        2,469,515
    ORIX Corp.                                                                   35,300        4,125,126
                                                                                          --------------
                                                                                               6,594,641
                                                                                          --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.6%)
    Omron Corp.                                                                 138,500        3,135,800
    Rohm Company, Ltd.                                                           32,500        3,326,360
                                                                                          --------------
                                                                                               6,462,160
                                                                                          --------------
HOUSEHOLD PRODUCTS (2.3%)
    Uni-Charm Corp.                                                             115,400        5,822,177
                                                                                          --------------
MACHINERY (3.0%)
    Komatsu, Ltd.                                                               465,000        3,104,301
    THK Company, Ltd.                                                           253,800        4,400,999
                                                                                          --------------
                                                                                               7,505,300
                                                                                          --------------
SPECIALTY RETAIL (1.5%)
    Yamada Denki Company, Ltd.~                                                 108,200        3,829,830
                                                                                          --------------
TRADING COMPANIES & DISTRIBUTORS (2.0%)
    Mitsubishi Corp.                                                            459,000        5,061,113
                                                                                          --------------
TOTAL JAPAN                                                                                   47,856,748
                                                                                          --------------

                 See Accompanying Notes to Financial Statements.

                                                                           NUMBER OF
                                                                             SHARES           VALUE
                                                                         --------------   --------------
COMMON STOCKS
MEXICO (1.0%)
WIRELESS TELECOMMUNICATION SERVICES (1.0%)
    America Movil SA de CV ADR, Series L                                         59,790   $    2,630,760
                                                                                          --------------
TOTAL MEXICO                                                                                   2,630,760
                                                                                          --------------
NETHERLANDS (6.6%)
AIR FREIGHT & COURIERS (1.3%)
    TPG NV                                                                      135,010        3,254,627
                                                                                          --------------
BANKS (1.8%)
    ABN AMRO Holding NV                                                         194,330        4,655,891
                                                                                          --------------
DIVERSIFIED FINANCIALS (1.0%)
    ING Groep NV                                                                 95,050        2,524,099
                                                                                          --------------
FOOD PRODUCTS (2.5%)
    Royal Numico NV*                                                            185,440        6,248,106
                                                                                          --------------
TOTAL NETHERLANDS                                                                             16,682,723
                                                                                          --------------
SINGAPORE (1.5%)
BANKS (1.5%)
    United Overseas Bank, Ltd.                                                  478,556        3,883,473
                                                                                          --------------
TOTAL SINGAPORE                                                                                3,883,473
                                                                                          --------------
SOUTH KOREA (0.8%)
MACHINERY (0.8%)
    Samsung Heavy Industries Company, Ltd.                                      348,430        1,887,519
                                                                                          --------------
TOTAL SOUTH KOREA                                                                              1,887,519
                                                                                          --------------
SPAIN (1.6%)
OIL & GAS (1.6%)
    Repsol YPF SA~                                                              180,600        3,911,946
                                                                                          --------------
TOTAL SPAIN                                                                                    3,911,946
                                                                                          --------------
SWEDEN (2.3%)
MACHINERY (2.3%)
    Sandvik AB~                                                                 154,780        5,796,016
                                                                                          --------------
TOTAL SWEDEN                                                                                   5,796,016
                                                                                          --------------
SWITZERLAND (5.9%)
BANKS (2.1%)
    UBS AG~                                                                      72,580        5,238,999
                                                                                          --------------
INSURANCE (1.0%)
    Swiss Re*                                                                    41,865        2,566,405
                                                                                          --------------
PHARMACEUTICALS (2.8%)
    Novartis AG                                                                 149,172        7,127,010
                                                                                          --------------
TOTAL SWITZERLAND                                                                             14,932,414
                                                                                          --------------

                 See Accompanying Notes to Financial Statements.

                                                                           NUMBER OF
                                                                             SHARES           VALUE
                                                                         --------------   --------------
COMMON STOCKS
TAIWAN (2.8%)
BANKS (1.1%)
    Mega Financial Holding Company, Ltd.                                      3,954,000   $    2,644,563
                                                                                          --------------
COMPUTERS & PERIPHERALS (0.8%)
    Compal Electronics, Inc.                                                  2,326,459        2,090,301
                                                                                          --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.9%)
    Taiwan Semiconductor Manufacturing Company, Ltd.                          1,799,010        2,389,495
                                                                                          --------------
TOTAL TAIWAN                                                                                   7,124,359
                                                                                          --------------
UNITED KINGDOM (26.4%)
BANKS (3.7%)
    HSBC Holdings PLC                                                           309,800        5,011,534
    Royal Bank of Scotland Group PLC                                            144,180        4,244,071
                                                                                          --------------
                                                                                               9,255,605
                                                                                          --------------
COMMERCIAL SERVICES & SUPPLIES (4.0%)
    Capita Group PLC                                                            904,530        5,835,515
    Hays PLC                                                                  1,757,570        4,154,079
                                                                                          --------------
                                                                                               9,989,594
                                                                                          --------------
FOOD PRODUCTS (2.9%)
    Cadbury Schweppes PLC                                                       382,560        3,183,256
    Unilever PLC                                                                472,920        3,984,289
                                                                                          --------------
                                                                                               7,167,545
                                                                                          --------------
INDUSTRIAL CONGLOMERATES (1.3%)
    FKI PLC                                                                   1,468,029        3,218,962
                                                                                          --------------
METALS & MINING (0.5%)
    BHP Billiton PLC                                                            130,400        1,325,015
                                                                                          --------------
MULTILINE RETAIL (1.8%)
    Marks & Spencer Group PLC~                                                  679,390        4,473,289
                                                                                          --------------
OIL & GAS (3.5%)
    BP PLC                                                                      522,260        5,062,775
    Shell Transportation & Trading Company PLC                                  484,080        3,812,184
                                                                                          --------------
                                                                                               8,874,959
                                                                                          --------------
PHARMACEUTICALS (3.8%)
    AstraZeneca PLC                                                              89,380        3,660,004
    GlaxoSmithKline PLC                                                         286,010        6,014,130
                                                                                          --------------
                                                                                               9,674,134
                                                                                          --------------
TOBACCO (1.4%)
    Imperial Tobacco Group PLC                                                  152,160        3,553,149
                                                                                          --------------
TRANSPORTATION INFRASTRUCTURE (2.4%)
    BAA PLC                                                                     581,250        6,110,097
                                                                                          --------------

                 See Accompanying Notes to Financial Statements.

                                                                           NUMBER OF
                                                                             SHARES           VALUE
                                                                         --------------   --------------
COMMON STOCKS
UNITED KINGDOM
WIRELESS TELECOMMUNICATION SERVICES (1.1%)
    Vodafone Group PLC                                                        1,090,200   $    2,797,938
                                                                                          --------------
TOTAL UNITED KINGDOM                                                                          66,440,287
                                                                                          --------------

TOTAL COMMON STOCKS (Cost $209,087,067)                                                      243,609,908
                                                                                          --------------
SHORT-TERM INVESTMENTS (20.9%)
    State Street Navigator Prime Fund~~                                      48,931,833       48,931,833

                                                                               PAR
                                                                              (000)
                                                                              -----
    State Street Bank and Trust Co. Euro Time Deposit, 1.000%, 11/01/04    $      3,578        3,578,000

TOTAL SHORT-TERM INVESTMENTS (Cost $52,509,833)                                               52,509,833
                                                                                          --------------

TOTAL INVESTMENTS AT VALUE (117.6%) (Cost $261,596,900)                                      296,119,741

LIABILITIES IN EXCESS OF OTHER ASSETS (-17.6%)                                               (44,261,698)
                                                                                          --------------

NET ASSETS (100.0%)                                                                       $  251,858,043
                                                                                          ==============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depositary Receipt

*    Non-income producing security.
~    Security or portion thereof is out on loan.
~~ Represents security purchased with cash collateral received for securities on loan.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INTERNATIONAL FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2004

ASSETS
    Investments at value, including collateral for securities on loan
      of $48,931,833 (Cost $261,596,900) (Note 1)                                  $  296,119,741(1)
    Cash                                                                                      380
    Foreign currency at value (cost $1,888,608)                                         1,891,132
    Receivable for investments sold                                                     6,948,858
    Dividend and interest receivable                                                      491,257
    Receivable for fund shares sold                                                        66,694
    Prepaid expenses and other assets                                                      57,658
                                                                                   --------------
      Total Assets                                                                    305,575,720
                                                                                   --------------
LIABILITIES
    Advisory fee payable (Note 2)                                                         219,968
    Administrative services fee payable (Note 2)                                           63,676
    Shareholder servicing/Distribution fee payable (Note 2)                                15,712
    Payable upon return of securities loaned (Note 1)                                  48,931,833
    Payable for investments purchased                                                   3,776,156
    Payable for fund shares redeemed                                                      237,971
    Directors' fee payable                                                                  4,268
    Other accrued expenses payable                                                        468,093
                                                                                   --------------
      Total Liabilities                                                                53,717,677
                                                                                   --------------
NET ASSETS
    Capital stock, $0.001 par value (Note 5)                                               22,670
    Paid-in capital (Note 5)                                                          344,236,373
    Undistributed net investment income                                                 1,302,266
    Accumulated net realized loss on investments and foreign currency
      transactions                                                                   (128,293,467)
    Net unrealized appreciation from investments and foreign currency
      translations                                                                     34,590,201
                                                                                   --------------
      Net Assets                                                                   $  251,858,043
                                                                                   ==============
COMMON SHARES
    Net assets                                                                     $  211,787,638
    Shares outstanding                                                                 19,053,850
                                                                                   --------------
    Net asset value, offering price, and redemption price per share                $        11.12
                                                                                   ==============
ADVISOR SHARES
    Net assets                                                                     $   20,705,804
    Shares outstanding                                                                  1,872,069
                                                                                   --------------
    Net asset value, offering price, and redemption price per share                $        11.06
                                                                                   ==============
A SHARES
    Net assets                                                                     $   15,740,500
    Shares outstanding                                                                  1,413,567
                                                                                   --------------
    Net asset value and redemption price per share                                 $        11.14
                                                                                   ==============
    Maximum offering price per share (net asset value/(1-5.75%))                   $        11.82
                                                                                   ==============
B SHARES
    Net assets                                                                     $    1,978,733
    Shares outstanding                                                                    180,065
                                                                                   --------------
    Net asset value and offering price per share                                   $        10.99
                                                                                   ==============
C SHARES
    Net assets                                                                     $    1,645,368
    Shares outstanding                                                                    150,306
                                                                                   --------------
    Net asset value and offering price per share                                   $        10.95
                                                                                   ==============

(1)  Including $46,558,878 of securities on loan.

                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2004

INVESTMENT INCOME (Note 1)
    Dividends                                                                      $    6,712,519
    Interest                                                                               44,280
    Securities lending                                                                    240,530
    Foreign taxes withheld                                                               (835,435)
                                                                                   --------------
      Total investment income                                                           6,161,894
                                                                                   --------------
EXPENSES
    Investment advisory fees (Note 2)                                                   2,700,737
    Administrative services fees (Note 2)                                                 432,142
    Shareholder servicing/Distribution fees (Note 2)
      Advisor Class                                                                       150,528
      Class A                                                                              41,908
      Class B                                                                              20,421
      Class C                                                                              14,804
    Transfer agent fees (Note 2)                                                          808,179
    Custodian fees                                                                        164,517
    Printing fees (Note 2)                                                                106,053
    Registration fees                                                                      65,687
    Legal fees                                                                             48,341
    Audit fees                                                                             47,486
    Insurance expense                                                                      30,372
    Directors' fees                                                                        16,873
    Commitment fees (Note 3)                                                                7,471
    Interest expense (Note 3)                                                                 792
    Miscellaneous expense                                                                  12,916
                                                                                   --------------
      Total expenses                                                                    4,669,227
    Less: fees waived (Note 2)                                                           (127,243)
                                                                                   --------------
      Net expenses                                                                      4,541,984
                                                                                   --------------
       Net investment income                                                            1,619,910
                                                                                   --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
   FOREIGN CURRENCY RELATED ITEMS
    Net realized gain from investments                                                 46,516,400
    Net realized loss on foreign currency transactions                                   (318,953)
    Net change in unrealized appreciation (depreciation) from investments             (15,325,051)
    Net change in unrealized appreciation (depreciation) from foreign currency
      translations                                                                         30,552
                                                                                   --------------
    Net realized and unrealized gain from investments and foreign currency
      related items                                                                    30,902,948
                                                                                   --------------
    Net increase in net assets resulting from operations                           $   32,522,858
                                                                                   ==============

                 See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     FOR THE YEAR           FOR THE YEAR
                                                                                        ENDED                  ENDED
                                                                                   OCTOBER 31, 2004       OCTOBER 31, 2003
                                                                                   ----------------       ----------------
FROM OPERATIONS
  Net investment income                                                            $      1,619,910       $      1,960,804
  Net realized gain (loss) on investments and foreign
   currency transactions                                                                 46,197,447             (6,357,850)
  Net change in unrealized appreciation (depreciation) from
   investments and foreign currency translations                                        (15,294,499)            62,593,710
                                                                                   ----------------       ----------------
   Net increase in net assets resulting from operations                                  32,522,858             58,196,664
                                                                                   ----------------       ----------------
FROM DIVIDENDS
  Dividends from net investment income
   Common Class shares                                                                   (1,863,058)            (1,217,789)
   Advisor Class shares                                                                    (142,157)               (27,156)
   Class A shares                                                                          (100,769)                  (361)
   Class B shares                                                                                --                    (96)
   Class C shares                                                                                --                    (34)
                                                                                   ----------------       ----------------
   Net decrease in net assets resulting from dividends                                   (2,105,984)            (1,245,436)
                                                                                   ----------------       ----------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5)
  Proceeds from sale of shares                                                           81,975,079            218,306,582
  Exchange value of shares due to merger                                                         --             18,019,146
  Reinvestment of dividends                                                               2,030,097              1,200,608
  Net asset value of shares redeemed                                                   (139,611,505)(1)       (280,111,190)(2)
                                                                                   ----------------       ----------------
   Net decrease in net assets from capital share transactions                           (55,606,329)           (42,584,854)
                                                                                   ----------------       ----------------
  Net increase (decrease) in net assets                                                 (25,189,455)            14,366,374

NET ASSETS
  Beginning of year                                                                     277,047,498            262,681,124
                                                                                   ----------------       ----------------
  End of year                                                                      $    251,858,043       $    277,047,498
                                                                                   ================       ================
  Undistributed net investment income                                              $      1,302,266       $      2,105,979
                                                                                   ================       ================

(1)  Net of $13,800 of redemption fees retained by the Fund.

(2)  Net of $86,228 of redemption fees retained by the Fund.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INTERNATIONAL FOCUS FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Year)

                                                                              FOR THE YEAR ENDED OCTOBER 31,
                                                          ----------------------------------------------------------------------
                                                             2004           2003           2002           2001           2000
                                                          ----------     ----------     ----------     ----------     ----------
PER SHARE DATA
  Net asset value, beginning of year                      $     9.94     $     8.07     $     9.59     $    14.98     $    14.78
                                                          ----------     ----------     ----------     ----------     ----------
INVESTMENT OPERATIONS
  Net investment income                                         0.07(1)        0.07(1)        0.08(1)        0.12           0.11
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                              1.19           1.85          (1.59)         (3.05)          0.66
                                                          ----------     ----------     ----------     ----------     ----------
      Total from investment operations                          1.26           1.92          (1.51)         (2.93)          0.77
                                                          ----------     ----------     ----------     ----------     ----------
REDEMPTION FEES                                                 0.00(2)        0.00(2)          --             --             --
                                                          ----------     ----------     ----------     ----------     ----------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                         (0.08)         (0.05)         (0.01)         (0.12)         (0.08)
  Distributions from net realized gains                           --             --             --          (2.34)         (0.49)
                                                          ----------     ----------     ----------     ----------     ----------
      Total dividends and distributions                        (0.08)         (0.05)         (0.01)         (2.46)         (0.57)
                                                          ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                              $    11.12     $     9.94     $     8.07     $     9.59     $    14.98
                                                          ==========     ==========     ==========     ==========     ==========
      Total return(3)                                          12.77%         24.04%        (15.85)%       (23.13)%         4.90%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of year (000s omitted)                  $  211,788     $  222,979     $  218,897     $   30,657     $   85,756
    Ratio of expenses to average net assets(4)                  1.60%          1.60%          1.47%          0.95%          0.97%
    Ratio of net investment income to average
      net assets                                                0.69%          0.84%          0.88%          0.63%          0.65%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                      0.05%          0.09%          0.23%          0.66%          0.48%
  Portfolio turnover rate                                         91%           126%           150%           166%           146%

(1) Per share information is calculated using the average shares outstanding method.

(2)  This represents less than $0.01 per share.

(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' net expense ratio by .02% for the year ended October 31, 2000. The Common Class shares' net operating expense ratio after reflecting these arrangements was .95% for the year ended October 31, 2000. For the years ended October 31, 2004, 2003, 2002 and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                 See Accompanying Notes to Financial Statements.

(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)

                                                                                          FOR THE YEAR ENDED OCTOBER 31,
                                                                                   -------------------------------------------
                                                                                      2004            2003           2002(1)
                                                                                   -----------     -----------     -----------
PER SHARE DATA
  Net asset value, beginning of period                                             $      9.91     $      8.04     $      9.67
                                                                                   -----------     -----------     -----------
INVESTMENT OPERATIONS
  Net investment income(2)                                                                0.02            0.03            0.04
  Net gain (loss) on investments and foreign currency related items
    (both realized and unrealized)                                                        1.17            1.85           (1.67)
                                                                                   -----------     -----------     -----------
      Total from investment operations                                                    1.19            1.88           (1.63)
                                                                                   -----------     -----------     -----------
REDEMPTION FEES                                                                             --              --            0.00(3)
                                                                                   -----------     -----------     -----------
LESS DIVIDENDS
  Dividends from net investment income                                                   (0.04)          (0.01)             --
                                                                                   -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD                                                     $     11.06     $      9.91     $      8.04
                                                                                   ===========     ===========     ===========
      Total return(4)                                                                    12.04%          23.49%         (16.96)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                                         $    20,706     $    35,302     $    43,395
    Ratio of expenses to average net assets(5)                                            2.10%           2.10%           1.99%(6)
    Ratio of net investment income to average net assets                                  0.19%           0.38%           0.47%(6)
    Decrease reflected in above operating expense ratios due to waivers                   0.05%           0.09%           0.24%(6)
  Portfolio turnover rate                                                                   91%            126%            150%

(1)  For the period December 24, 2001 (inception date) through October 31, 2002.

(2) Per share information is calculated using the average shares outstanding method.

(3)  This represents less than $0.01 per share.

(4) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total return would have been lower. Total returns for periods less than one year are not annualized.

(5) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the years ended October 31, 2004 and 2003 and the period ended October 31, 2002, there was no effect on the net operating expense ratio because of transfer agent credits.

(6)  Annualized.

                 See Accompanying Notes to Financial Statements.

(For a Class A Share of the Fund Outstanding Throughout Each Period)

                                                                                          FOR THE YEAR ENDED OCTOBER 31,
                                                                                   -------------------------------------------
                                                                                      2004            2003           2002(1)
                                                                                   -----------     -----------     -----------
PER SHARE DATA
  Net asset value, beginning of period                                             $      9.97     $      8.07     $      9.77
                                                                                   -----------     -----------     -----------
INVESTMENT OPERATIONS
  Net investment income(2)                                                                0.05            0.07            0.07
  Net gain (loss) on investments and foreign currency related items
    (both realized and unrealized)                                                        1.18            1.85           (1.77)
                                                                                   -----------     -----------     -----------
      Total from investment operations                                                    1.23            1.92           (1.70)
                                                                                   -----------     -----------     -----------
LESS DIVIDENDS
  Dividends from net investment income                                                   (0.06)          (0.02)             --
                                                                                   -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD                                                     $     11.14     $      9.97     $      8.07
                                                                                   ===========     ===========     ===========
      Total return(3)                                                                    12.40%          23.88%         (17.32)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                                         $    15,740     $    16,106     $       114
    Ratio of expenses to average net assets(4)                                            1.85%           1.85%           1.74%(5)
    Ratio of net investment income to average net assets                                  0.44%           0.79%           0.80%(5)
    Decrease reflected in above operating expense ratios due to waivers                   0.05%           0.09%           0.24%(5)
  Portfolio turnover rate                                                                   91%            126%            150%

(1)  For the period November 30, 2001 (inception date) through October 31, 2002.

(2) Per share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total return would have been lower. Total returns for periods less than one year are not annualized.

(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the years ended October 31, 2004 and 2003 and the period ended October 31, 2002, there was no effect on the net operating expense ratio because of transfer agent credits.

(5)  Annualized.

                 See Accompanying Notes to Financial Statements.

(For a Class B Share of the Fund Outstanding Throughout Each Period)

                                                                                          FOR THE YEAR ENDED OCTOBER 31,
                                                                                   -------------------------------------------
                                                                                      2004            2003           2002(1)
                                                                                   -----------     -----------     -----------
PER SHARE DATA
  Net asset value, beginning of period                                             $      9.85     $      8.04     $      9.77
                                                                                   -----------     -----------     -----------
INVESTMENT OPERATIONS
  Net investment loss(2)                                                                 (0.03)          (0.01)          (0.01)
  Net gain (loss) on investments and foreign currency related items
    (both realized and unrealized)                                                        1.17            1.82           (1.72)
                                                                                   -----------     -----------     -----------
      Total from investment operations                                                    1.14            1.81           (1.73)
                                                                                   -----------     -----------     -----------
LESS DIVIDENDS
  Dividends from net investment income                                                      --           (0.00)(3)          --
                                                                                   -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD                                                     $     10.99     $      9.85     $      8.04
                                                                                   ===========     ===========     ===========
      Total return(4)                                                                    11.57%          22.70%         (17.78)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                                         $     1,979     $     2,070     $       175
    Ratio of expenses to average net assets(5)                                            2.60%           2.60%           2.44%(6)
    Ratio of net investment loss to average net assets                                   (0.31)%         (0.09)%         (0.06)%(6)
    Decrease reflected in above operating expense ratios due to waivers                   0.05%           0.09%           0.21%(6)
  Portfolio turnover rate                                                                   91%            126%            150%

(1)  For the period November 30, 2001 (inception date) through October 31, 2002.

(2) Per share information is calculated using the average shares outstanding method.

(3)  This represents less than $0.01 per share.

(4) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total return would have been lower. Total returns for periods less than one year are not annualized.

(5) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the years ended October 31, 2004 and 2003 and the period ended October 31, 2002, there was no effect on the net operating expense ratio because of transfer agent credits.

(6)  Annualized.

                 See Accompanying Notes to Financial Statements.

(For a Class C Share of the Fund Outstanding Throughout Each Period)

                                                                                          FOR THE YEAR ENDED OCTOBER 31,
                                                                                   -------------------------------------------
                                                                                      2004            2003           2002(1)
                                                                                   -----------     -----------     -----------
PER SHARE DATA
  Net asset value, beginning of period                                             $      9.81     $      8.00     $      9.77
                                                                                   -----------     -----------     -----------
INVESTMENT OPERATIONS
  Net investment loss(2)                                                                 (0.02)          (0.04)          (0.04)
  Net gain (loss) on investments and foreign currency related items
    (both realized and unrealized)                                                        1.16            1.85           (1.73)
                                                                                   -----------     -----------     -----------
      Total from investment operations                                                    1.14            1.81           (1.77)
                                                                                   -----------     -----------     -----------
LESS DIVIDENDS
  Dividends from net investment income                                                      --           (0.00)(3)          --
                                                                                   -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD                                                     $     10.95     $      9.81     $      8.00
                                                                                   ===========     ===========     ===========
      Total return(4)                                                                    11.62%          22.67%         (18.09)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)                                         $     1,645     $       591     $       100
    Ratio of expenses to average net assets(5)                                            2.60%           2.60%           2.53%(6)
    Ratio of net investment loss to average net assets                                   (0.31)%         (0.43)%         (0.49)%(6)
    Decrease reflected in above operating expense ratios due to waivers                   0.05%           0.09%           0.24%(6)
  Portfolio turnover rate                                                                   91%            126%            150%

(1)  For the period November 30, 2001 (inception date) through October 31, 2002.

(2) Per share information is calculated using the average shares outstanding method.

(3)  This represents less than $0.01 per share.

(4) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total return would have been lower. Total returns for periods less than one year are not annualized.

(5) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the years ended October 31, 2004 and 2003 and the period ended October 31, 2002, there was no effect on the net operating expense ratio because of transfer agent credits.

(6)  Annualized.

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE INTERNATIONAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2004

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse International Focus Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company that seeks long-term capital appreciation. The Fund was incorporated in the State of Maryland on October 24, 1997.

   The Fund is authorized to offer five classes of shares: Common Class shares, Advisor Class shares, Class A shares, Class B shares and Class C shares. The Fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit-sharing plans, (2) investment advisory clients of Credit Suisse Asset Management, LLC ("CSAM"), (3) certain registered investment advisers ("RIAs"), (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs and (5) employees of CSAM or its affiliates and current and former Directors or Trustees of funds advised by CSAM or its affiliates. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the Fund and open new accounts under the same Social Security number.Each class of shares in the Fund represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 5.75%. Class B shares are sold subject to a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if redeemed within the first year of purchase.

   Effective as of the close of business on April 25, 2003, the Fund acquired all of the net assets of the Credit Suisse European Equity Fund ("European Equity") and Credit Suisse International Fund ("International") in a tax-free exchange of shares. The Fund was also the accounting survivor in the tax-free exchange. The shares exchanged were 1,143,026 Class A shares (valued at $9,064,206) of the Fund for 1,704,276 Common Class shares of European Equity, 2,683 Class A shares (valued at $21,278) of the Fund for 4,111 Class A shares of European Equity, 13,596 Class A shares (valued at $107,814) of the Fund for 16,677 Common Class shares of International, 903,238 Class A shares (valued at $7,162,662) of the Fund for 1,109,478 Class A shares of International, 193,464 Class B shares (valued at $1,522,567) of the Fund for 251,116 Class B shares of International, and 17,936 Class C shares (valued at $140,619) of the Fund for 21,958 Class C shares of International. European Equity's net assets of $9,085,484 at that date, which included $9,042 of unrealized appreciation, were combined with those of the Fund.

International's net assets of $8,933,662 at that date, which included $485,588 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of European Equity, International and the Fund immediately before the acquisition were $9,085,484, $8,933,662 and $233,047,505, respectively, and the combined net assets of the Fund after the acquisition were $251,066,651.

   A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in EQUITY securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in DEBT securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) SHORT-TERM INVESTMENTS -- The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

   H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2004, the Fund had no open forward foreign currency contracts.

   I) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon, and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, funds advised by SSB, the Fund's security lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

   The market value of securities on loan to brokers and the value of collateral held by the Fund with respect to such loans at October 31, 2004 is as follows:

               MARKET VALUE OF                            VALUE OF
              SECURITIES LOANED                     COLLATERAL RECEIVED
              -----------------                     -------------------
                 $ 46,558,878                            $ 48,931,833

   Prior to March 17, 2004, Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, had been engaged by the Fund to act as the Fund's securities lending agent.

   Effective March 17, 2004, SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities with the Fund receiving 70% and SSB receiving 30% of the earnings from the investment of cash collateral or any other securities lending income in accordance with the provisions of the securities lending agency agreement. The Fund may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

   J) OTHER -- The Fund invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or gains are earned.

   The Fund may invest up to 15% of its net assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Fund or the current carrying values, and the difference could be material.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets. For the year ended October 31, 2004, investment advisory fees earned and voluntarily waived were $2,700,737 and $127,243, respectively. CSAM will not recapture from the Fund any fees it waived during the fiscal year ended October 31, 2004.

   Credit Suisse Asset Management Limited (CSAM U.K.) ("CSAM Ltd. U.K."), Credit Suisse Asset Management Limited (CSAM Japan) ("CSAM Ltd. Japan") and Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia"), affiliates of CSAM, are sub-investment advisers to the Fund. CSAM Ltd. U.K., CSAM Ltd. Japan and CSAM Ltd. Australia's sub-investment advisory fees are paid by CSAM out of CSAM's net investment advisory fee and are not paid by the Fund. As of December 3, 2004, CSAM Ltd. Japan no longer serves as sub-investment adviser to the Fund.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Fund.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the average daily net assets of the Fund. For the year ended October 31, 2004, co-administrative services fees earned by CSAMSI were $270,074.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee schedule calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee.

                 AVERAGE DAILY NET ASSETS                     ANNUAL RATE
                 ------------------------                     -----------
                 First $5 billion                  0.050% of average daily net assets
                 Next $5 billion                   0.035% of average daily net assets
                 Over $10 billion                  0.020% of average daily net assets

   For the year ended October 31, 2004, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $162,068.

   In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. Advisor Class shares may pay such fees at an annual rate not to exceed 0.75% of the Advisor Class' average daily net assets, and such fees are currently calculated at an annual rate of 0.50% of average daily net assets. For Class A shares the fees are calculated at an annual rate of 0.25% of the average daily net assets. For Class B and Class C shares of the Fund, the fees are calculated at an annual rate of 1.00% of the average daily net assets. Common Class shares do not bear distribution fees.

   Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund and receive compensation for these services from CSAM. CSAM is then reimbursed by the Fund. For the year ended October 31, 2004, the Fund reimbursed CSAM $197,771, which is included in the Fund's transfer agent expense.

   For the year ended October 31, 2004, CSAMSI and its affiliates advised the Fund that they retained $8,492 from commissions earned on the sale of the Fund's Class A shares.

   For the period November 1, 2003 to March 16, 2004, CSFB received $12,840 in fees for its securities lending activities.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the year ended October 31, 2004, Merrill was paid $20,646 for its services to the Fund.

NOTE 3. LINE OF CREDIT

   The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At October 31, 2004, there were no loans outstanding for the Fund under the Credit Facility. During the year ended October 31, 2004, the Fund had borrowings under the Credit Facility as follows:

           AVERAGE DAILY        WEIGHTED AVERAGE           MAXIMUM DAILY
           LOAN BALANCE           INTEREST RATE           LOAN OUTSTANDING
           ------------           -------------           ----------------
           $ 2,056,556               1.541%                  $ 5,120,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the year ended October 31, 2004, purchases and sales of investment securities (excluding short-term investments) were $237,254,000 and $295,051,250, respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue six billion full and fractional shares of capital stock, $.001 par value per share, of which one billion are classified as Common Class shares, two billion are classified as Advisor Class shares, one billion are classified as Class A shares, one billion are classified as Class B shares and one billion are classified as Class C shares. Transactions in capital shares of the Fund were as follows:

                                                                                   COMMON CLASS
                                                     ------------------------------------------------------------------------
                                                             FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                              OCTOBER 31, 2004                      OCTOBER 31, 2003
                                                     ------------------------------------------------------------------------
                                                         SHARES             VALUE              SHARES             VALUE
                                                     ---------------    ---------------    ---------------    ---------------
Shares sold                                                4,944,280    $    50,627,991         19,278,857    $   158,846,957
Shares issued in reinvestment
  of dividends                                               169,392          1,793,859            145,726          1,173,037
Shares redeemed                                           (8,482,036)       (88,357,766)       (24,132,735)      (200,511,267)
                                                     ---------------    ---------------    ---------------    ---------------
Net decrease                                              (3,368,364)   $   (35,935,916)        (4,708,152)   $   (40,491,273)
                                                     ===============    ===============    ===============    ===============

                                                                                  ADVISOR CLASS
                                                     ------------------------------------------------------------------------
                                                             FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                              OCTOBER 31, 2004                      OCTOBER 31, 2003
                                                     ------------------------------------------------------------------------
                                                         SHARES             VALUE              SHARES             VALUE
                                                     ---------------    ---------------    ---------------    ---------------
Shares sold                                                2,257,594    $    23,687,226          2,896,370    $    24,699,720
Shares issued in reinvestment
  of dividends                                                13,412            142,037              3,388             27,141
Shares redeemed                                           (3,962,701)       (41,920,922)        (4,734,163)       (40,716,146)
                                                     ---------------    ---------------    ---------------    ---------------
Net decrease                                              (1,691,695)   $   (18,091,659)        (1,834,405)   $   (15,989,285)
                                                     ===============    ===============    ===============    ===============

                                                                                     CLASS A
                                                     ------------------------------------------------------------------------
                                                             FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                              OCTOBER 31, 2004                      OCTOBER 31, 2003
                                                     ------------------------------------------------------------------------
                                                         SHARES             VALUE              SHARES             VALUE
                                                     ---------------    ---------------    ---------------    ---------------
Shares sold                                                  569,555    $     5,861,142          3,703,803    $    31,420,423
Shares exchanged due to merger                                    --                 --          2,062,543         16,355,960
Shares issued in reinvestment
  of dividends                                                 8,853             94,201                 40                327
Shares redeemed                                             (780,802)        (8,135,679)        (4,164,595)       (35,715,408)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                                     (202,394)   $    (2,180,336)         1,601,791    $    12,061,302
                                                     ===============    ===============    ===============    ===============

                                                                                     CLASS B
                                                     ------------------------------------------------------------------------
                                                             FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                              OCTOBER 31, 2004                      OCTOBER 31, 2003
                                                     ------------------------------------------------------------------------
                                                         SHARES             VALUE              SHARES             VALUE
                                                     ---------------    ---------------    ---------------    ---------------
Shares sold                                                   35,679    $       380,543            217,972    $     1,724,160
Shares exchanged due to merger                                    --                 --            193,464          1,522,567
Shares issued in reinvestment
  of dividends                                                    --                 --                  9                 72
Shares redeemed                                              (65,731)          (693,416)          (223,098)        (1,796,902)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                                      (30,052)   $      (312,873)           188,347    $     1,449,897
                                                     ===============    ===============    ===============    ===============

                                                                                     CLASS C
                                                     ------------------------------------------------------------------------
                                                             FOR THE YEAR ENDED                    FOR THE YEAR ENDED
                                                              OCTOBER 31, 2004                      OCTOBER 31, 2003
                                                     ------------------------------------------------------------------------
                                                         SHARES             VALUE              SHARES             VALUE
                                                     ---------------    ---------------    ---------------    ---------------
Shares sold                                                  137,496    $     1,418,177            185,582    $     1,615,322
Shares exchanged due to merger                                    --                 --             17,936            140,619
Shares issued in reinvestment
  of dividends                                                    --                 --                  4                 31
Shares redeemed                                              (47,378)          (503,722)          (155,829)        (1,371,467)
                                                     ---------------    ---------------    ---------------    ---------------
Net increase                                                  90,118    $       914,455             47,693    $       384,505
                                                     ===============    ===============    ===============    ===============

   Effective September 16, 2002, a redemption fee of 2% of the value of Common Class and Advisor Class shares redeemed or exchanged within 30 days from the date of purchase is charged to shareholders. Reinvested dividends and distributions are not subject to the fee. The fee is charged based on the value of shares at redemption, is paid directly to the Fund and becomes part of the Fund's daily net asset value calculation. When shares are redeemed that are subject to the fee, reinvested dividends are redeemed first, followed by the shares held longest.

   On October 31, 2004, the number of shareholders that held 5% or more of the outstanding shares for each class of the Fund were as follows:

                                   NUMBER OF        APPROXIMATE PERCENTAGE
                                  SHAREHOLDERS       OF OUTSTANDING SHARES
                                  ------------      ----------------------
            Common Class                2                     38%
            Advisor Class               1                     98%
            Class A                     1                     40%
            Class B                     1                     19%
            Class C                     1                     83%

   Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

NOTE 6. FEDERAL INCOME TAXES

   Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency translations and losses deferred due to wash sales.

NOTE 6. FEDERAL INCOME TAXES

   The tax characteristics of dividends paid during the years ended October 31, 2004 and 2003, respectively, by the Fund were as follows:

                                  ORDINARY INCOME
                              -------------------------
                                 2004          2003
                              -----------   -----------
                              $ 2,105,984   $ 1,245,436

   As of October 31, 2004, the components of distributable earnings on a tax basis for the Fund were as follows:

       Undistributed net investment income           $     1,302,266
       Accumulated net realized loss                    (127,461,828)
       Unrealized appreciation                            33,758,562
                                                     ---------------
                                                     $   (92,401,000)
                                                     ===============

   At October 31, 2004, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

                                             EXPIRES OCTOBER 31,
                        -----------------------------------------------------------
                           2008              2009          2010           2011
                        ------------     -----------    ------------    -----------
                        $ 30,967,190     $ 9,144,581    $ 80,190,790    $ 7,159,267

   During the tax year ended October 31, 2004, the Fund has utilized $46,352,878 of the capital loss carryforward.

   Included in the Fund's capital loss carryforwards which expire in 2008 and 2009 are $25,606,970 and $760,036, respectively, acquired in the Credit Suisse International Equity Fund merger, which are subject to IRS limitations.

   Included in the Fund's capital loss carryforwards which expire in 2008 and 2009 are $5,360,220 and $1,047,721, respectively, acquired in the Credit Suisse International Small Company Fund merger, which are subject to IRS limitations.

   Included in the Fund's capital loss carryforwards which expire in 2009 and 2010 are $2,248,626 and $827,416, respectively, acquired in the Credit Suisse International Fund merger, which are subject to IRS limitations.

   Included in the Fund's capital loss carryforwards which expire in 2010 is $3,128,274 acquired in the Credit Suisse European Equity Fund merger, which are subject to IRS limitations.

   As of October 31, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were as follows: $262,428,539, $38,799,726, $(5,108,524) and $33,691,202, respectively.

   At October 31, 2004, the Fund reclassified $317,639 from accumulated undistributed net investment income and $3 from paid-in capital to accumulated net realized loss from investments, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency translations.

NOTE 7. CONTINGENCIES

   In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE INTERNATIONAL FOCUS FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Credit Suisse International Focus Fund, Inc.:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse International Focus Fund, Inc. (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
December 15, 2004

CREDIT SUISSE INTERNATIONAL FOCUS FUND
INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                            TERM                                             NUMBER OF
                                            OF OFFICE(1)                                     PORTFOLIOS IN
                                            AND                                              FUND
                           POSITION(S)      LENGTH        PRINCIPAL                          COMPLEX        OTHER
NAME, ADDRESS AND          HELD WITH        OF TIME       OCCUPATION(S) DURING               OVERSEEN BY    DIRECTORSHIPS
DATE OF BIRTH              FUND             SERVED        PAST FIVE YEARS                    DIRECTOR       HELD BY DIRECTOR
-------------------------  ---------------  ------------  ---------------------------------  -------------  -----------------------
INDEPENDENT DIRECTORS

Richard H. Francis         Director,        Since 1999    Currently retired                  42             None
c/o Credit Suisse Asset    Nominating and
Management, LLC            Audit Committee
466 Lexington Avenue       Member
New York, New York
10017-3140

Date of Birth: 04/23/32

Jeffrey E. Garten          Director,        Since 1998    Dean of Yale School of Management  41             Director of Aetna,
Box 208200                 Nominating and                 and William S. Beinecke Professor                 Inc. (insurance
New Haven, Connecticut     Audit Committee                in the Practice of International                  company); Director of
06520-8200                 Member                         Trade and Finance from November                   Calpine Corporation
                                                          1995 to present.                                  (energy provider);
Date of Birth: 10/29/46                                                                                     Director of CarMax
                                                                                                            Group (used
                                                                                                            car dealers).

Peter F. Krogh             Director,        Since 2001    Dean Emeritus and Distinguished    41             Director of Carlisle
301 ICC                    Nominating                     Professor of International                        Companies Incorporated
Georgetown University      Committee                      Affairs at the Edmund A. Walsh                    (diversified
Washington, DC 20057       Chairman and                   School of Foreign Service,                        manufacturing company).
                           Audit Committee                Georgetown University from June
Date of Birth: 02/11/37    Member                         1995 to present.

James S. Pasman, Jr.       Director,        Since 1999    Currently retired                  43             Director of Education
c/o Credit Suisse Asset    Nominating and                                                                   Management Corp.
Management, LLC            Audit Committee
466 Lexington Avenue       Member
New York, New York
10017-3140

Date of Birth: 12/20/30

----------
(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

                                            TERM                                             NUMBER OF
                                            OF OFFICE(1)                                     PORTFOLIOS IN
                                            AND                                              FUND
                           POSITION(S)      LENGTH        PRINCIPAL                          COMPLEX        OTHER
NAME, ADDRESS AND          HELD WITH        OF TIME       OCCUPATION(S) DURING               OVERSEEN BY    DIRECTORSHIPS
DATE OF BIRTH              FUND             SERVED        PAST FIVE YEARS                    DIRECTOR       HELD BY DIRECTOR
-------------------------  ---------------  ------------  ---------------------------------  -------------  -----------------------
INDEPENDENT DIRECTORS

Steven N. Rappaport        Director,        Since 1999    Partner of Lehigh Court, LLC and   43             Director of Presstek,
Lehigh Court, LLC          Nominating                     RZ Capital (private investment                    Inc. (digital imaging
40 East 52nd Street        Committee Member               firms) from July 2002 to present;                 technologies company);
New York, New York         and Audit                      Transition Adviser to SunGard                     Director of Wood
10022                      Committee                      Securities Finance, Inc. from                     Resources, (plywood
                           Chairman                       February 2002 to July 2002;                       manufacturing company).
Date of Birth: 07/10/48                                   President of SunGard Securities
                                                          Finance, Inc. from 2001 to
                                                          February 2002; President of
                                                          Loanet, Inc. (on-line accounting
                                                          service) from 1997 to 2001.

INTERESTED DIRECTORS

Michel E. Kenneally(2)     Chairman and     Since 2004    Chairman and Global Chief          45             None
Credit Suisse Asset        Chief Executive                Executive Officer of CSAM since
Management, LLC            Officer                        2003; Chairman and Chief
466 Lexington Avenue                                      Investment Officer of Banc of
New York, New York                                        America Capital Management from
10017-3140                                                1998 to March 2003.

Date of Birth: 03/30/54

----------
(2) Mr. Kenneally is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he is an officer of CSAM.

                                            TERM                                             NUMBER OF
                                            OF OFFICE(1)                                     PORTFOLIOS IN
                                            AND                                              FUND
                           POSITION(S)      LENGTH        PRINCIPAL                          COMPLEX        OTHER
NAME, ADDRESS AND          HELD WITH        OF TIME       OCCUPATION(S) DURING               OVERSEEN BY    DIRECTORSHIPS
DATE OF BIRTH              FUND             SERVED        PAST FIVE YEARS                    DIRECTOR       HELD BY DIRECTOR
-------------------------  ---------------  ------------  ---------------------------------  -------------  -----------------------
INTERESTED DIRECTORS

William W. Priest(3)       Director         Since 1999    Chief Executive Officer of J Net   48             Director of Globe
Epoch Investment Partners                                 Enterprises, Inc. (technology                     Wireless, LLC
667 Madison Avenue                                        holdings company) since June 2004;                (maritime
New York, NY 10021                                        Chief Executive Officer of Epoch                  communication
                                                          Investment Partners, Inc. since                   company); Director of
Date of Birth: 09/24/41                                   April 2004; Co-Managing Partner,                  InfraRed X (medical
                                                          Steinberg Priest & Sloane Capital                 device company);
                                                          Management, LLC from 2001 to March                Director of J Net
                                                          2004; Chairman and Managing                       Enterprises, Inc.
                                                          Director of CSAM from 2000 to
                                                          February 2001; Chief Executive
                                                          Officer and Managing Director of
                                                          CSAM from 1990 to 2000.

----------
(3) Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he provided consulting services to CSAM within the last two years (ended 12/31/02).

                                              TERM
                                              OF OFFICE(1)
                                              AND
                           POSITION(S)        LENGTH
NAME, ADDRESS AND          HELD WITH          OF TIME
DATE OF BIRTH              FUND               SERVED          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------    ----------------   ------------    --------------------------------------------------------
OFFICERS

Michael A. Pignataro       Chief Financial    Since 1999      Director and Director of Fund Administration of CSAM;
Credit Suisse Asset        Officer and                        Associated with CSAM since 1984; Officer of other Credit
Management, LLC            Treasurer                          Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 11/15/59

Emidio Morizio             Chief Compliance   Since 2004      Vice President and Global Head of Compliance of CSAM;
Credit Suisse Asset        Officer                            Associated with CSAM since July 2000; Vice President and
Management, LLC                                               Director of Compliance of Forstmann-Leff Associates from 1998
466 Lexington Avenue                                          to June 2000; Officer of other Credit Suisse Funds
New York, New York
10017-3140

Date of Birth: 09/21/66

Ajay Mehra                 Chief Legal        Since 2004      Director and Deputy General Counsel of CSAM since September
Credit Suisse Asset        Officer                            2004; Senior Associate of Sherman & Sterling LLP from
Management, LLC                                               September 2000 to September 2004; Senior Counsel of the SEC
466 Lexington Avenue                                          Division of Investment Management from June 1997 to September
New York, New York                                            2000; Officer of other Credit Suisse Funds
10017-3140

Date of Birth: 08/14/70

J. Kevin Gao               Vice President     Since 2004      Vice President and legal counsel of CSAM; Associated with
Credit Suisse Asset        and Secretary                      CSAM since July 2003; Associated with the law firm of Willkie
Management, LLC                                               Farr & Gallagher LLP from 1998 to 2003; Officer of other
466 Lexington Avenue                                          Credit Suisse Funds
New York, New York
10017-3140

Date of Birth: 10/13/67

Robert M. Rizza            Assistant          Since 2002      Assistant Vice President of CSAM since January 2001;
Credit Suisse Asset        Treasurer                          Associated with CSAM since 1998; Officer of other Credit
Management, LLC                                               Suisse Funds
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

   The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 800-927-2874.

CREDIT SUISSE INTERNATIONAL FOCUS FUND
TAX INFORMATION LETTER (UNAUDITED)
October 31, 2004

IMPORTANT TAX INFORMATION FOR CORPORATE SHAREHOLDERS

   During the fiscal year ended October 31, 2004, the Fund distributed $6,712,519 of foreign source income on which the Fund paid foreign taxes of $835,435. This information is being furnished to you pursuant to the notice requirement of Section 853(a) and 855(d) of the Internal Revenue Code of 1986, as amended the "Code", and the Treasury Regulations thereunder.

   For the fiscal year ended October 31, 2004, the Fund designates approximately $2,105,984, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Fund pays a distribution during calendar year 2004, complete information will be reported in conjunction with Form 1099-DIV.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004 as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

   - By calling 1-800-927-2874

   - On the Fund's website, www.csam.com/us

   - On the website of the Securities and Exchange Commission, http://www.sec.gov.

   The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

                       This page intentionally left blank

[CREDIT SUISSE ASSET MANAGEMENT LOGO]

P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2784 - www.csam.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSINT-2-1004

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2004. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2004.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's governing board has determined that it has three audit committee financial experts serving on its audit committee: Richard H. Francis, James S. Pasman, Jr., and Steven N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), for its fiscal years ended October 31, 2003 and October 31, 2004.

                                   2003             2004
                                   ----------       ----------
Audit Fees                         $   39,715       $   39,715
Audit-Related Fees(1)              $    3,000       $    4,500
Tax Fees(2)                        $    2,323       $    2,323
All Other Fees                             --               --
Total                              $   45,038       $   46,538

(1) Services include agreed-upon procedures in connection with the registrant's semi-annual financial statements ($3,000), and the registrant's third quarter 2004 Form N-Q filing ($1,500).

(2) Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant's operations and financial reporting and that were rendered by PwC to the registrant's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), and any service provider to the registrant controlling, controlled by or under common control with CSAM that provided ongoing services to the registrant ("Covered Services Provider"), for the registrant's fiscal years ended October 31, 2003 and October 31, 2004.

                                   2003             2004
                                   ----------       ----------
Audit-Related Fees                 N/A              N/A

Tax Fees                           N/A              N/A
All Other Fees                     N/A              N/A
Total                              N/A              N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to CSAM and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

                                   2003             2004
                                   ----------       ----------
Audit-Related Fees                 N/A              N/A
Tax Fees                           N/A              N/A
All Other Fees                     N/A              N/A
Total                              N/A              N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to CSAM and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant's fiscal years ended October 31, 2003 and October 31, 2004:

                                   2003             2004
                                   ----------       ----------
Audit-Related Fees                 N/A              N/A
Tax Fees                           N/A              N/A
All Other Fees                     N/A              N/A
Total                              N/A              N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, CSAM and Covered Service Providers for the fiscal years ended October 31, 2003 and October 31, 2004 were $5,323 and $6,823, respectively.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement is not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement is not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement is not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Form N-CSR disclosure requirement is not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.
(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Registrant's Code of Ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)  Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          CREDIT SUISSE INTERNATIONAL FOCUS FUND, INC.

          /s/ Michael E. Kenneally
          ------------------------
          Name:   Michael E. Kenneally
          Title:  Chief Executive Officer
          Date:   January 7, 2005

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          /s/ Michael E. Kenneally
          ------------------------
          Name:   Michael E. Kenneally
          Title:  Chief Executive Officer
          Date:   January 7, 2005

          /s/ Michael A. Pignataro
          ------------------------
          Name:   Michael A. Pignataro
          Title:  Chief Financial Officer
          Date:   January 7, 2005